UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 31, 2025
KONTOOR BRANDS, INC.

(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)
(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.
On June 2, 2025, Kontoor Brands, Inc. (the "Company") filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the "Initial 8-K") to disclose that the Company had completed its previously announced acquisition of all of the issued and outstanding share capital of CTC Triangle B.V., a Netherlands private limited liability company, which is the parent of a group of companies operating Helly Hansen, the global outdoor and workwear brand (the “Acquisition”).
This Current Report on Form 8-K/A amends the Initial 8-K to include (i) the historical audited financial statements and historical unaudited interim financial statements of Helly Hansen required by Item 9.01(a) on Form 8-K and (ii) the unaudited pro forma financial information required by Item 9.01(b) on Form 8-K. The Company had previously indicated in the Initial 8-K that such financial statements and pro forma information would be provided no later than 71 days from the date on which the Initial 8-K was required to be filed.
Except as described above, all other information in the Initial 8-K remains unchanged.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The audited combined consolidated financial statements of CTC Triangle B.V. and subsidiaries including HH-ALI PTE. Ltd. as of and for the year ended December 31, 2024, and December 31, 2023, are attached hereto as Exhibit 99.1 and incorporated by reference herein.
The unaudited condensed combined consolidated financial statements of CTC Triangle B.V. and subsidiaries including HH-ALI PTE. Ltd. as of and for the three months ended March 31, 2025, and March 31, 2024, are attached hereto as Exhibit 99.2 and incorporated by reference herein.
(b) Pro forma financial information.
The unaudited pro forma condensed combined financial information for Kontoor Brands, Inc., giving effect to the Acquisition and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.3 and incorporated by reference herein.
(d) Exhibits.

Exhibit No.	Description
2
Share Purchase Agreement, dated as of February 18, 2025, among Kontoor Nordic Holdings AS, Kontoor Brands, Inc. and Canadian Tire Corporation, Limited (incorporated by reference to Exhibit 2 to the Company's Form 8-K filed with the SEC on February 21, 2025)

23.1	Consent of Deloitte AS
99.1	Audited combined consolidated financial statements of CTC Triangle B.V. and subsidiaries including HH-ALI PTE. Ltd. as of and for the year ended December 31, 2024, and December 31, 2023
99.2	Unaudited condensed combined consolidated financial statements of CTC Triangle B.V. and subsidiaries including HH-ALI PTE. Ltd. as of and for the three months ended March 31, 2025, and March 31, 2024
99.3	Unaudited pro forma condensed combined statements of operations for Kontoor Brands, Inc., for the six months ended June 28, 2025, and the year ended December 28, 2024
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.
Date: August 14, 2025	By:	/s/ Joseph A. Alkire
	Name:	Joseph A. Alkire
	Title:	Executive Vice President, Chief Financial Officer and Head of Global Operations